UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2008
NovaRay Medical, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52731	16-1778998

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

39655 Eureka Drive, Suite A, Newark, California	94560

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 592-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
SIGNATURES

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     NovaRay Medical, Inc., a Delaware corporation (the “Company”) received comment letters dated July 1, 2008 and July 24, 2008 from the staff of the U.S. Securities and Exchange Commission commenting on Amendment Nos. 3, 4 and 5 to our Form S-1 registration statement. The comment letters requested additional information and enhanced disclosure and alerted the Company to certain errors and possible incorrect applications of certain accounting principles regarding certain warrant issuances and accounting for extinguishments of debt. In response, the Company filed Amendment No. 5 to our Form S-1 registration statement on July 16, 2008, Amendment No. 6 to our Form S-1 on August 4, 2008 and Amendment No. 7 to our Form S-1 on August 8, 2008. Mr. Marc Whyte, our Chief Financial Officer, discussed the matter with our independent registered public accounting firm, Paritz & Company, P.A. On August 8, 2008, Mr. Jack Price, our Chief Executive Officer, and Mr. Marc Whyte concluded that (i) our Amendment No. 1 to our Form 10-Q filed on June 24, 2008, and the unaudited financial statements from inception to March 31, 2008 and the fiscal quarter ended March 31, 2008 and (ii) Amendment No. 2 to our Form 10-KSB filed on June 24, 2008 and the audited financial statements from inception to December 31, 2007 and the fiscal year ended December 31, 2007 should be restated and should no longer be relied upon.
     On August 8, 2008, the Company filed Amendment No. 3 to our Form 10-KSB (i) to amend and restate our Condensed Consolidated Balance Sheet at and as of December 31, 2007; (ii) to amend and restate our Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2007 and for the period from our inception (June 7, 2005) to December 31, 2007; (iii) to amend and restate our Statement of Consolidated Stockholders’ Equity (Deficit) as of December 31, 2007; (iv) to amend and restate our Condensed Consolidated Statements of Cash Flow for the twelve-month period ended December 31, 2007 and for the period from our inception (June 7, 2005) to December 31, 2007; (v) to amend our Notes to the Consolidated Financial Statements to reflect the aforementioned changes and to conform to disclosures included in our registration statement on Form S-1 (File No. 333-149917); and (vi) to amend our conclusions regarding our disclosure controls and procedures, and our internal controls over financial reporting, in each case as of December 31, 2007. The Company also filed Amendment No. 2 to our Form 10-Q (i) to amend and restate our Condensed Consolidated Balance Sheets at and as of March 31, 2008 and December 31, 2007; (ii) to amend and restate our Condensed Consolidated Statements of Operations for the period from our inception (June 7, 2005) to March 31, 2008; (iii) to amend and restate our Condensed Consolidated Statements of Cash Flow for the three-month period ended March 31, 2008 and for the period from our inception (June 7, 2005) to March 31, 2008; (iv) to amend our Notes to the Consolidated Financial Statements to reflect the aforementioned changes and to conform to disclosures included in our registration statement on Form S-1 (File No. 333-149917); and (v) to amend our conclusion regarding our disclosure controls and procedures as of March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Dated: August 8, 2008	By: Name:	/s/ Marc Whyte Marc Whyte
	Title:	Chief Financial Officer and Chief Operating Officer